THE BANK OF NEW YORK
                               GLOBAL FEE SCHEDULE
                                       For
                                 WESTCORE FUNDS


----------------------------------------------------------------------------------------------
                                         Global
                                     Safekeeping Fee                Transaction Fee
Countries                          *(in basis points)               (U.S. Dollars)
----------------------------------------------------------------------------------------------
Argentina                                             18.0                              70.00
----------------------------------------------------------------------------------------------
Australia                                              4.0                              60.00
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Austria                                                5.0                              65.00
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Bahrain                                               60.0                             175.00
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Bangladesh                                            45.0                             175.00
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Belgium (reg. bds)                                     2.0                              60.00
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Belgium (equities and Cpn bds)                         4.0                              60.00
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Bermuda                                               30.0                              90.00
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Bolivia                                               50.0                              95.00
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Botswana                                              35.0                              65.00
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Brazil                                                30.0                              25.00
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Bulgaria                                              50.0                             100.00
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Canada                                                 2.0                              15.00
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Chile                                                 30.0                              70.00
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China                                                 25.0                              60.00
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Colombia                                              50.0                             135.00
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Costa Rica                                            15.0                              60.00
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Croatia                                               35.0                              65.00
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Cyprus                                                15.0                              45.00
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Czech Republic                                        23.0                              60.00
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Denmark                                                3.0                              85.00
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Ecuador                                               55.0                             100.00
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Egypt                                                 45.0                             120.00
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Estonia                                                7.0                              20.00
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Euro CD's                                              3.0                              30.00
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Euromarket                                             1.5                              15.00
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Finland                                                8.0                              60.00
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France                                                 4.0                              60.00
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Germany                                                2.0                              35.00
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Ghana                                                 35.0                              70.00
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Greece                                                30.0                             145.00
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Hong Kong                                              8.0                              75.00
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Hungary                                               50.0                             175.00
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Iceland                                               60.0                             175.00
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India                                                 50.0                             175.00
----------------------------------------------------------------------------------------------
Indonesia                                             12.0                             125.00
----------------------------------------------------------------------------------------------
Ireland                                                3.5                              45.00
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Israel                                                35.0                              55.00
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Italy                                                  4.0                              70.00
----------------------------------------------------------------------------------------------

                                         Global
                                     Safekeeping Fee                Transaction Fee
Countries                          *(in basis points)               (U.S. Dollars)
----------------------------------------------------------------------------------------------
Ivory Coast                                           40.0                             155.00
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Jamaica                                               35.0                              50.00
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Japan (bonds)                                          3.0                              10.00
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Japan (equities)                                       3.0                              10.00
----------------------------------------------------------------------------------------------
Jordan                                                45.0                             140.00
----------------------------------------------------------------------------------------------
Kenya                                                 35.0                              65.00
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Latvia (equities/bonds)                               30.0                              75.00
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Latvia Gov't Bonds                                    15.0                              75.00
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Lebanon                                               25.0                              90.00
----------------------------------------------------------------------------------------------
Lithuania                                             20.0                              50.00
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Luxembourg                                             6.0                              65.00
----------------------------------------------------------------------------------------------
Malaysia                                               9.0                             125.00
----------------------------------------------------------------------------------------------
Mexico                                                10.0                              25.00
----------------------------------------------------------------------------------------------
Morocco                                               35.0                             110.00
----------------------------------------------------------------------------------------------
Namibia                                               35.0                              65.00
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Netherlands                                            6.0                              35.00
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New Zealand                                            3.5                              65.00
----------------------------------------------------------------------------------------------
Nigeria                                               35.0                              65.00
----------------------------------------------------------------------------------------------
Norway                                                 3.0                              80.00
----------------------------------------------------------------------------------------------
Oman                                                  60.0                             175.00
----------------------------------------------------------------------------------------------
Pakistan                                              40.0                             150.00
----------------------------------------------------------------------------------------------
Peru                                                  45.0                             120.00
----------------------------------------------------------------------------------------------
Philippines                                           12.0                             125.00
----------------------------------------------------------------------------------------------
Poland                                                35.0                             125.00
----------------------------------------------------------------------------------------------
Portugal                                              20.0                             100.00
----------------------------------------------------------------------------------------------
Romania                                               35.0                             100.00
----------------------------------------------------------------------------------------------
Russia Equities                                       45.0                             175.00
----------------------------------------------------------------------------------------------
Russia (Min. Fin Bonds)                               10.0                             100.00
----------------------------------------------------------------------------------------------
Singapore                                              8.0                              90.00
----------------------------------------------------------------------------------------------
Slovak Republic                                       35.0                             150.00
----------------------------------------------------------------------------------------------
South Africa                                           1.5                              35.00
----------------------------------------------------------------------------------------------
South Korea                                           12.5                              25.00
----------------------------------------------------------------------------------------------
Spain                                                  5.0                              55.00
----------------------------------------------------------------------------------------------
Sri Lanka                                             20.0                              70.00
----------------------------------------------------------------------------------------------

                                         Global
                                     Safekeeping Fee                Transaction Fee
Countries                          *(in basis points)               (U.S. Dollars)
----------------------------------------------------------------------------------------------
Swaziland                                             35.0                              65.00
----------------------------------------------------------------------------------------------
Sweden                                                 3.0                              60.00
----------------------------------------------------------------------------------------------
Switzerland                                            3.0                              75.00
----------------------------------------------------------------------------------------------
Taiwan                                                17.0                             135.00
----------------------------------------------------------------------------------------------
Thailand                                               5.0                              45.00
----------------------------------------------------------------------------------------------
Tunisia                                               40.0                              45.00
----------------------------------------------------------------------------------------------
Turkey                                                20.0                              75.00
----------------------------------------------------------------------------------------------
Ukraine                                               30.0                              45.00
----------------------------------------------------------------------------------------------
United Kingdom                                         3.0                              35.00
----------------------------------------------------------------------------------------------
United Kingdom (gilts)                                 3.5                              50.00
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Uruguay                                               50.0                              65.00
----------------------------------------------------------------------------------------------
Venezuela                                             50.0                             175.00
----------------------------------------------------------------------------------------------
Zambia                                                35.0                              70.00
----------------------------------------------------------------------------------------------
Zimbabwe                                              35.0                              65.00
----------------------------------------------------------------------------------------------

Minimum fee for use of our global network

$500 per month, per portfolio.

Third Party Foreign Exchange Settlements

$50 per non-USD currency movement.

Minimum  charges imposed by Agent Banks/Local Administrators

Brazil - 15 basis points for annual administrative charges
Chile - USD $17,500 - $20,000 per annum minimum administration charge Colombia - USD $600 per month minimum administration charge
Ecuador - USD $800 monthly minimum per relationship
Egypt - USD $400 monthly minimum per relationship

Additional Charges

Charges incurred by The Bank of New York for local taxes, stamp duties or other local duties and assessments, stock exchange fees, postage and insurance for shipping, extraordinary communication fees or other unusual expenses which are unique to a client or to a country in which our clients is investing, will be in addition to the stated fees.

Submitted by:                                     Acknowledged by:
THE BANK OF NEW YORK                              WESTCORE TRUST


Name: Edward G. McGann        Edward G. McGann        Name:    Jasper R. Frontz
                             -----------------                 ----------------

Title:                        Vice President          Title:   Treasurer
                             -----------------                 -----------------
Date:
                                                      Date:    -----------------